Putnam
California
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

For income-oriented investors, including investors in tax-free municipal bonds, low interest rates during the past year posed a dilemma. While low rates reflected a low-inflation environment, they also presented a challenge in terms of generating current income.

In this type of environment, which characterized Putnam California Investment Grade Municipal Trust's fiscal year, manager Richard Wyke addressed the challenge of generating maximum current income primarily through careful selection of portfolio holdings. Putnam's edge in this regard is its extensive credit research capability, which allows Rick to choose higher-yielding securities from the lower tiers of the investment-grade spectrum with a high degree of confidence in the safety of these selections. There can never be ironclad guarantees against bond defaults, of course, but diligent, in-depth research has proved to be an effective tool for minimizing such unpleasant situations.

In the following report, Rick reviews your fund's performance during the fiscal year that ended on April 30, 1999, and discusses his current thinking about prospects for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 15, 1999


Report from the Fund Manager

Richard P. Wyke

Over the 12 months ended April 30, 1999, robust economic growth and negligible inflation combined with strong municipal balance sheets provided a favorable environment for California municipal bond investors. Despite a slowdown in Asian exports, the state economy showed strength across a broad spectrum of industries. Tax revenues were on the rise throughout the period and in October, California's general obligation bonds garnered a credit upgrade from A1 to AA3. Putnam California Investment Grade Municipal Trust took full advantage of this positive environment, delivering solid returns for the period.

Total return for 12 months ended 4/30/99

      Net asset value       Market price
----------------------------------------------------
          6.86%                8.11%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.

* MUNICIPAL MARKET EXHIBITS RELATIVE STABILITY

While many financial markets have registered headline-making shifts over the past 12 months, the municipal market has exhibited a refreshing state of calm. A case in point: Municipal bond yields, which rise as bond prices fall, have moved up less than 20 basis points since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. Although this means that municipal yields are heading back toward more traditional ratios, municipal yields are still quite attractive at 90% of comparable Treasuries. The slower rise in municipal yields illustrates the resistance of the municipal market to unfavorable news.

As expected, with the slight rise in yields, the new supply of municipal bonds has tapered off. The calendar of new issues shows about 20% to 30% fewer bonds coming to market compared with levels last year at this time. This lower supply was an important factor in sustaining muni prices in late 1998 and early 1999, when Treasury prices fell so much. As the period drew to a close, the supply of municipal securities had begun to pick up a bit. We expect it to increase further in May and June, when many municipalities reach the end of their fiscal years. On the demand side, cash flow into municipal bonds has decreased somewhat over the past several months as a result of the stock market's compelling -- and continuing -- advance. Nevertheless, with supply still so low, the current supply/demand relationship remains positive for municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities       19.6%

Health care     16.1%

Education       13.2%

Water and
sewerage         9.7%

Housing          8.2%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


Concerns are gradually beginning to surface about the effects of the Y2K problem and Medicare reform proposals on certain sectors of the municipal bond market. Such concerns are one reason why we have always considered security selection coupled with credit analysis as a fundamental investment strategy for this fund. Generally speaking, opportunity comes from choosing issues correctly, rather than overall sector performance. Security and credit research becomes even more important when we invest in bonds that carry ratings at the lower end of the investment-grade market. These are the bonds that can add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.

The healthy California economy has provided the impetus for state and local municipalities to launch a fairly ambitious capital budget program over the next few years. However, rising interest rates may slow this program down. As these projects receive bond financing, we will evaluate them carefully to gauge their potential benefit as fund holdings.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AA/Aa -- 7.8%

A -- 7.4%

BBB/Baa -- 11.9%

BB/Ba -- 6.3%

VMIG1 -- 0.2%

AAA/Aaa -- 66.4%

Footnote reads:
*As a percentage of market value as of 4/30/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* INCOME, CALL PROTECTION STILL TOP PRIORITIES

During periods of lower interest rates, one of the key challenges we face is to continue delivering an attractive level of income while maintaining high credit quality. Although yields on municipal securities have risen somewhat in recent months, they remain much lower than the yields provided by many of the portfolio's older bond holdings. As these older bonds reach their call dates, we continue to seek new holdings to maintain the fund's income stream. We are also attempting to select bonds with the longest call dates to maximize the length of time these bonds will generate income for the fund while minimizing the possibility that they will be called by the issuer and refinanced with debt carrying a lower interest rate.

In our search for income, we have focused primarily on security-by-security analysis to add appropriate holdings to the portfolio. During the reporting period, the fund's investment in Marine World USA provided particularly strong returns. This aquarium in Vallejo, California, was recently purchased by a well-capitalized theme park company and enjoyed a 70% rise in attendance during 1998.

The fund's West Contra Costa School District bonds also performed quite well; although these bonds are not rated by the major agencies, we have upgraded our assessment of their creditworthiness based on the official upgrade of California's general obligation bonds last October.

Riding the wave of low fuel prices and high passenger demand, the portfolio's United Airline holdings performed exceptionally well over the period. This carrier has successful hubs in both Los Angeles and San Francisco, and ongoing demand has kept revenue high and interest payments steady.

* SECTOR SELECTION BOOSTS INCOME

As a complement to our individual securities selection process, we have identified three industry sectors in which taking on a bit more credit risk can have particularly rewarding income results: transportation, health care, and utilities. In transportation, economic growth continues to provide solid underpinnings for the industry -- especially airline and air freight companies. At the same time, many of these issuers enjoy broad market diversification, adding to their business strength.

Among health-care issuers, positive trends toward cost containment and improved operating efficiency continue to provide opportunities. Over the period, we concentrated on selling lower coupon issues and reducing exposure to riskier hospital securities while seeking potentially insurable credits that may have the potential for credit upgrades in the future.

In the utility sector, we believe that while deregulation and restructuring are still in the early stages, the prices of many municipal electric utility bonds have already been fully discounted, and these bonds now represent significant value. We are now selectively adding bonds from issuers with low cost structures, attractive business strategies, and adequate resources for recovering costs incurred during the era of regulation.

* LOW INTEREST RATES BOOSTED VALUE OF LEVERAGING

The low interest rates we have enjoyed over the past year have benefited the fund's leveraging strategy, which historically has been useful in enhancing the fund's current income. In leveraging, the fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term, higher-paying bonds. After earnings from the bonds are used to pay dividends to the preferred stock shareholders, the surplus is used to enhance income for the common stock shareholders. With the Federal Reserve Board lowering short-term interest rates three times last fall and long-term interest rates edging up over the past few months, the spread between short- and long-term rates has widened, making leveraging a successful income-generating strategy over the annual period.

With indications that inflation may be starting to rise, the consumer price index is moving towards an annualized core inflation rate of approximately 2%. Since inflation in 1998 was practically nonexistent, a move to 2% may seem tremendous, but is actually still well below what has been generally considered average (4%). And despite some signs of inflation, we still live predominately in a deflationary world where many prices are falling. Just look at online stock trading prices and the discounts available from online bookstores for evidence of deflation.

It is important to keep inflation in mind when investors determine what constitutes a good rate of return. Simply put, a yield of 6% with 2% inflation is still a solid return, especially once the psychology of an advancing stock market begins to shift. When that happens, a steady 4% after-inflation yield looks very good in addition to the benefit of substantially less volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary


This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                                                Lehman Bros. Consumer
                                      Market     Municipal    price
(common shares)             NAV       price     Bond Index    index
--------------------------------------------------------------------
1 year                     6.86%      8.11%        6.95%       2.28%
--------------------------------------------------------------------
5 years                   48.23      55.40        43.57       12.75
Annual average             8.19       9.22         7.50        2.43
--------------------------------------------------------------------
Life of fund (11/27/92)   68.20      57.81        55.22       17.04
Annual average             8.44       7.36         7.10        2.48
--------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/99

---------------------------------------------------------------------------
Distributions (common shares)
---------------------------------------------------------------------------
Number                                           12
---------------------------------------------------------------------------
Income                                        $0.8700
---------------------------------------------------------------------------
Capital gains1                                 0.0514
---------------------------------------------------------------------------
 Total                                        $0.9214
---------------------------------------------------------------------------
Preferred shares Series A (320 shares)
---------------------------------------------------------------------------
Income                                      $1,658.85
---------------------------------------------------------------------------
Capital gains1                                 106.06
---------------------------------------------------------------------------
 Total                                      $1,764.91
---------------------------------------------------------------------------
Share value (common shares)          NAV                 Market price
---------------------------------------------------------------------------
4/30/98                            $15.37                   $15.250
---------------------------------------------------------------------------
4/30/99                             15.49                    15.562
---------------------------------------------------------------------------
Current return (common shares)
---------------------------------------------------------------------------
Current dividend rate2               5.62%                    5.59%
---------------------------------------------------------------------------
Taxable equivalent3                 10.26                    10.20
---------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                                                           Market
(common shares)                                NAV         price
---------------------------------------------------------------------------
1 year                                         5.96%       8.05%
---------------------------------------------------------------------------
5 years                                       48.73       59.10
Annual average                                 8.26        9.73
---------------------------------------------------------------------------
Life of fund (11/27/92)                       68.06       62.14
Annual average                                 8.53        7.92
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. This index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended April 30, 1999


To the Trustees and Shareholders of
Putnam California Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Investment Grade Municipal Trust (the "fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 1999




The fund's portfolio
April 30, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
California (98.9%)
--------------------------------------------------------------------------------------------------------------------------
         $2,000,000  Alameda, Corridor Trans. Auth. Rev. Bonds,
                       MBIA, Ser. A, 4 3/4s, 10/1/25                                            AAA         $    1,887,500
          4,200,000  Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                       (Pub. Impts.), FSA, Ser. C, 6s, 9/1/16                                   AAA              4,798,500
          3,000,000  Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                       Med. Ctr.), Ser. A, 6.55s, 12/1/22                                       A+               3,352,500
          1,500,000  Big Bear Lake Wtr. Rev. Bonds, MBIA, 6s, 4/1/22                            Aaa              1,706,250
          3,600,000  CA Edl. Fac. Auth. Rev. Bonds (U. of San Francisco),
                       6.4s, 10/1/17                                                            Aaa              3,996,000
          3,000,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds (Henry Mayo
                       Newhall), Ser. A, 8s, 10/1/18                                            A+               3,069,210
                     CA Hsg. Fin. Agcy. Home Mtge. Rev. Bonds
          1,980,000    Ser. C, 8.3s, 8/1/19                                                     Aa2              2,002,275
          1,760,000    Ser. A, 7 3/4s, 8/1/17                                                   Aa2              1,803,613
          3,575,000  CA Poll. Control Fin. Auth. Rev. Bonds (Southern
                       CA Edison Co.), AMBAC, 6s, 7/1/27                                        AAA              3,793,969
          2,000,000  CA State Dept. Wtr. Resources IFB (Central Valley),
                       10.349s, 12/1/12 (acquired 11/27/92,
                       cost $2,198,104) (RES)                                                   Aa2              2,965,000
          2,000,000  CA State Pub. Wks. Board Lease Rev. Bonds
                       (Dept. of Corrections Monterey Cnty. Sole),
                       Ser. A, 7s, 11/1/19                                                      Aaa              2,355,000
          1,250,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              1,226,563
                     CA Statewide Cmnty. Dev. Auth. Rev. Bonds
                       (United Airlines Inc.)
          1,000,000    Ser. A, 5.7s, 10/1/33                                                    Baa3             1,021,250
          1,500,000    5 5/8s, 10/1/34                                                          Baa3             1,522,500
          1,750,000  Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                         BBB-             1,754,375
          1,500,000  Duarte, COP, Ser. A, 5 1/4s, 4/1/31                                        BBB+             1,447,500
          3,120,000  Los Angeles, Multi-Fam. Rev. Bonds (Mission Plaza
                       Apts.), GNMA Coll., Ser. A, 7.8s, 1/20/35                                AAA              3,377,400
          1,500,000  Los Angeles, Dept. of Wtr. & Pwr. Elec. Rev. Bonds,
                       MBIA, 6s, 6/1/13                                                         Aaa              1,593,750
            200,000  Los Angeles, School Dist. COP VRDN (Belmont
                       Learning Complex), Ser. A, 3.85s, 12/1/17                                VMIG1              200,000
                     Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB
          2,830,000    MBIA, 9.618s, 8/1/25                                                     Aaa              3,399,538
          2,370,000    MBIA, 9.659s, 8/1/25                                                     Aaa              2,894,363
          4,950,000  Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst.
                       Rev. Bonds, AMBAC, 5 3/4s, 12/1/10                                       Aaa              5,506,875
          3,250,000  Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
                       9.305s, 8/17/21                                                          Aaa              3,790,313
          5,000,000  Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                       FGIC, 6.3s, 8/15/18                                                      Aaa              5,418,750
          4,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                       (VMC Fac. Replacement), Ser. A, AMBAC,
                       6 7/8s, 11/15/14 (SEG)                                                   Aaa              5,569,373
          3,000,000  U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
                       AMBAC, 5 3/4s, 7/1/15                                                    Aaa              3,247,500
          5,000,000  Vallejo, COP (Marine World Foundation),
                       7s, 2/1/17                                                               BB+/P            5,412,500
          3,345,000  Victor, Elementary School Dist. COP (School
                       Construction Refinancing), MBIA, 6.45s, 5/1/18                           Aaa              4,001,456
                     West Contra Costa U. School Dist. COP
          1,860,000    7 1/8s, 1/1/24                                                           BBB+             2,041,350
          1,140,000    6 7/8s, 1/1/09                                                           BBB+             1,256,850
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $79,305,428) (b)                                               $   86,412,023
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $87,381,883.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30,
      1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $79,305,428, resulting in gross unrealized appreciation and depreciation of $7,506,964 and $400,369, respectively, or net unrealized appreciation of $7,106,595.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      April 30, 1999 was $2,965,000 or 3.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 1999.

      The fund had the following industry group concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

               Utilities       19.6%
               Health care     16.1
               Education       13.2

      The fund had the following insurance concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

               AMBAC           25.1%
               MBIA            17.7


-------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999

                                      Aggregate Face    Expiration  Unrealized
                         Total Value      Value            Date    Appreciation
-------------------------------------------------------------------------------
Municipal Bond
Index (Long)             $1,601,438    $1,598,799         Jun-99       $2,639
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $79,305,428) (Note 1)                                              $86,412,023
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   1,288,493
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          275,231
-----------------------------------------------------------------------------------------------
Total assets                                                                         87,975,747

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         19,881
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             16,656
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   333,988
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            153,608
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                7,889
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             8,931
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,325
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   51,586
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       593,864
-----------------------------------------------------------------------------------------------
Net assets                                                                          $87,381,883

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued
and outstanding at $50,000 per share) (Note 4)                                      $16,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)              64,107,285
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            353,463
-----------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments (Note 1)                   (188,099)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            7,109,234
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $87,381,883

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                $16,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                            1,446
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference       $16,001,446
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $71,380,437
-----------------------------------------------------------------------------------------------
Net asset value per common share ($71,380,437 divided by 4,607,092 shares)               $15.49
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1999
Tax exempt interest income:                                                          $5,378,216
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        616,149
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           89,512
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                        9,381
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          4,044
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  14,310
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 48,892
-----------------------------------------------------------------------------------------------
Legal                                                                                     8,625
-----------------------------------------------------------------------------------------------
Postage                                                                                   8,315
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   50,444
-----------------------------------------------------------------------------------------------
Other                                                                                    29,412
-----------------------------------------------------------------------------------------------
Total expenses                                                                          879,159
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (25,251)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            853,908
-----------------------------------------------------------------------------------------------
Net investment income                                                                 4,524,308
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (73,180)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          59,754
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  861,939
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 848,513
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $5,372,821
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                     Year ended April 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 4,524,308     $ 4,658,755
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 (13,426)        521,836
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              861,939       2,293,884
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  5,372,821       7,474,475

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (530,833)       (581,935)
---------------------------------------------------------------------------------------------------------------
From net realized gains                                                                 (33,938)        (40,548)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$1,446 and $14,381, respectively)                                                     4,808,050       6,851,992
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (4,007,852)     (3,909,205)
---------------------------------------------------------------------------------------------------------------
From net realized gains                                                                (236,804)       (328,940)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            563,394       2,613,847

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    86,818,489      84,204,642
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $353,463 and $367,840, respectively)                                      $87,381,883     $86,818,489
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                4,607,092       4,607,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                                             320             320
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                       Year ended April 30
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                          $15.37           $14.80           $14.55           $14.16           $14.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .98             1.01             1.06             1.04             1.04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .18              .61              .24              .41             (.15)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  1.16             1.62             1.30             1.45              .89
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income
---------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                         (.11)            (.12)            (.12)            (.13)            (.12)
---------------------------------------------------------------------------------------------------------------------------------
To common shareholders                            (.87)            (.85)            (.91)            (.93)            (.95)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
---------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                         (.01)            (.01)              -- (d)           --             (.01)
---------------------------------------------------------------------------------------------------------------------------------
To common shareholders                            (.05)            (.07)            (.02)              --             (.12)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain to common shareholders
---------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                           --               --               --               --               --(d)
---------------------------------------------------------------------------------------------------------------------------------
To common shareholders                              --               --               --               --             (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.04)           (1.05)           (1.05)           (1.06)           (1.22)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                 $15.49           $15.37           $14.80           $14.55           $14.16
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                                 $15.56           $15.25           $15.00           $14.38           $13.63
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at  market
value (common shares) (%)(a)                      8.11             7.71            11.02            12.68             6.67
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                    $87,382          $86,818          $84,205          $83,064          $81,269
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                      1.22             1.19             1.23             1.26             1.20
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                      5.52             5.80             6.28             6.11             6.52
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      13.87            25.26            35.98           125.01           101.23
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(d) Distributions amounted to less than $0.01 per share.




Notes to financial statements
April 30, 1999

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1999 was 3.05%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1999, the fund had no reclassification.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1999, fund expenses were reduced by $25,251 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $12,125,032 and $11,901,965, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1999, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Results of October 1, 1998 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                 Common Shares            Preferred Shares
                                             Votes                     Votes
                             Votes for     withheld    Votes for     withheld

Jameson Adkins Baxter        3,058,777      59,171        320            0
Hans H. Estin                3,059,687      58,261        320            0
R.J. Jackson                 3,055,488      62,460        320            0
Paul L. Joskow               3,057,687      60,261        320            0
Elizabeth T. Kennan          3,057,377      60,571        320            0
Lawrence J. Lasser           3,059,373      58,575        320            0
John H. Mullin III           3,059,373      58,575        320            0
Donald S. Perkins            3,055,353      62,595        320            0
William F. Pounds            3,057,649      60,299        320            0
George Putnam                3,058,231      59,717        320            0
George Putnam, III           3,053,635      64,313        320            0
A.J.C. Smith                 3,059,955      57,993        320            0
W. Thomas Stephens           3,055,973      61,975        320            0
W. Nicholas Thorndike        3,057,220      60,728        320            0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fund was approved as follows: 3,004,691 votes for, and 11,770 votes against, with 101,487 abstentions and non-broker votes. A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows: 2,413,729 votes for, and 179,838 votes against, with 524,381 abstentions and non-broker votes. A proposal to approve an amendment to the fund's fundamental policy concerning the purchase of bonds paying interest subject to the federal Alternative Minimum Tax was approved as follows: 2,416,847 votes for, and 157,135 votes against, with 543,966 abstentions and non-broker votes.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
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52512 184 6/99